UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017 (May 11, 2017)

National Energy Services Reunited Corp.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38091	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Blvd., 7th Floor Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 293-2935

777 Post Oak Blvd., Suite 800
Houston, Texas 77056

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 11, 2017, the registration statements (File Nos. 333-217006 and 333-217911) (collectively, the “Registration Statement”) for National Energy Services Reunited Corp.’s (the “Company”) initial public offering (“IPO”) were declared effective by the Securities and Exchange Commission. In connection therewith and the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated May 12, 2017, by and between the Company and Maxim Group LLC (“Maxim”), as representative of the underwriters;

●	An Investment Management Trust Agreement, dated May 11, 2017, by and between the Company and Continental Stock Transfer & Trust Company;

●	A Warrant Agreement, dated May 11, 2017, by and between the Company and Continental Stock Transfer & Trust Company;

●	A Registration Rights Agreement, dated May 11, 2017, by and between the Company and NESR Holdings Ltd. (the “Sponsor”);

●	A Letter Agreement, dated May 11, 2017, by and between the Company, the Sponsor and the officers and directors of the Company; and

●	A Letter Agreement, dated May 11, 2017, by and between the Company and the Sponsor regarding administrative support.

●	An Amended and Restated Private Placement Warrants Purchase Agreement, dated May 11, 2017, by and between the Company and the Sponsor.

On May 17, 2017, the Company consummated its IPO of 21,000,000 units (the “Units”). Each Unit consists of one share of the Company’s ordinary shares, no par value (“Ordinary Shares”), and one warrant (“Public Warrant”) to purchase one-half of one Ordinary Share at an exercise price of $5.75 per half share ($11.50 per whole share). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $210,000,000. The Company has granted the underwriters a 45-day option to purchase up to 3,150,000 additional Units to cover over-allotments, if any.

Of the 21,000,000 Units sold, 6,000,000 were sold to lead investors (as defined in the Registration Statement), who entered into letter agreements with the Company in the form attached as Exhibit 10.8 to the Registration Statement, pursuant to which they agreed to hold their shares through the consummation of our initial business combination and not seek redemption in connection therewith.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the sale of the Units, the Company consummated the private placement (“Private Placement”) of 11,850,000 warrants (“Placement Warrants”) at a price of $0.50 per Placement Warrant, generating total proceeds of $5,925,000. The Placement Warrants, which were purchased by the Company’s Sponsor, are substantially similar to the Public Warrants, except that if held by the original holders or their permitted assigns, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Placement Warrants are held by holders other than its initial holders, the Placement Warrants will be redeemable by the Company and exercisable by holders on the same basis as the Public Warrants.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On May 11, 2017, the Company filed its Amended and Restated Memorandum and Articles of Association in the British Virgin Islands. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01. Other Events.

A total of $210,000,000 of the net proceeds from the IPO and the Private Placement were placed in a trust account established for the benefit of the Company’s public stockholders at JP Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay income taxes, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the Ordinary Shares issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 24 months from the closing of the IPO.

Copies of the press releases issued by the Company announcing the pricing of the IPO and the consummation of the IPO are included as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated May 12, 2017, by and between the Company and Maxim

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement, dated May 11, 2017, by and between Continental Stock Transfer & Trust Company and the Company

10.1	Investment Management Trust Agreement, dated May 11, 2017, by and between Continental Stock Transfer & Trust Company and the Company

10.2	Registration Rights Agreement, dated May 11, 2017, by and between the Company and NESR Holdings Ltd.

10.3	Letter Agreement, dated May 11, 2017, by and among the Company, NESR Holdings Ltd. and the officers and directors of the Company

10.4	Letter Agreement, dated May 11, 2017, by and between the Company and NESR Holdings Ltd regarding administrative support.

10.5	Amended and Restated Private Placement Warrants Purchase Agreement, dated May 11, 2017, by and between the Company and NESR Holdings Ltd.

99.1	Press Release Announcing Pricing of IPO

99.2	Press Release Announcing Closing of IPO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2017

NATIONAL ENERGY SERVICES REUNITED CORP.

By: /s/ Sherif Foda

Name: Sherif Foda

Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 12, 2017, by and between the Company and Maxim

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement, dated May 11, 2017, by and between Continental Stock Transfer & Trust Company and the Company

10.1	Investment Management Trust Agreement, dated May 11, 2017, by and between Continental Stock Transfer & Trust Company and the Company

10.2	Registration Rights Agreement, dated May 11, 2017, by and between the Company and NESR Holdings Ltd.

10.3	Letter Agreement, dated May 11, 2017, by and among the Company, NESR Holdings Ltd. and the officers and directors of the Company

10.4	Letter Agreement, dated May 11, 2017, by and between the Company and NESR Holdings Ltd regarding administrative support.

10.5	Amended and Restated Private Placement Warrants Purchase Agreement, dated May 11, 2017, by and between the Company and NESR Holdings Ltd.

99.1	Press Release Announcing Pricing of IPO

99.2	Press Release Announcing Closing of IPO